                                                                      Exhibit 24
                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint ELBERT L. THOMAS, JR., JAMES
F. KEEN, CLYDE A. BILLINGS, JR., and TERESA A. FEHRMAN jointly and each of them severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute and sign the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, by First Tennessee National Corporation ("Corporation") relating to the issuance of 300,000 shares of its Common Stock, par value $2.50 per share, pursuant to the First Tennessee National Corporation Dividend Reinvestment and Stock Purchase Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereto.

           SIGNATURE                                            TITLE                                             DATE
           ---------                                            -----                                             ----
Ralph Horn                                         Chief Executive Officer (principal                        April 28, 1995
- ---------------------------------                  executive officer) and a Director
Ralph Horn


Elbert L. Thomas, Jr.                              Senior Vice President and                                 April 28, 1995
- ---------------------------------                  Chief Financial Officer (principal
Elbert L. Thomas, Jr.                              financial officer)

James F. Keen                                      Senior Vice President and                                 April 28, 1995
- ---------------------------------                  Controller (principal
James F. Keen                                      accounting officer)

Jack A. Belz                                       Director                                                  April 28, 1995
- ---------------------------------
Jack A. Belz


Robert C. Blattberg                                Director                                                  April 28, 1995
- ---------------------------------
Robert C. Blattberg


J. R. Hyde, III                                    Director                                                  April 28, 1995
- ---------------------------------
J. R. Hyde, III


R. Brad Martin                                     Director                                                  April 28, 1995
- ---------------------------------
R. Brad Martin

Joseph Orgill                                      Director                                                  April 28, 1995
- ---------------------------------
Joseph Orgill, III

Richard E. Ray                                     Director                                                  April 28, 1995
- --------------------------------
Richard E. Ray


Vicki G. Roman                                     Director                                                  April 28, 1995
- --------------------------------
Vicki G. Roman


Michael D. Rose                                    Director                                                  April 28, 1995
- --------------------------------
Michael D. Rose


William B. Sansom                                  Director                                                  April 28, 1995
- --------------------------------
William B. Sansom


Gordon P. Street, Jr.                              Director                                                  April 28, 1995
- --------------------------------
Gordon P. Street


Ronald Terry                                       Director                                                  April 28, 1995
- --------------------------------
Ronald Terry